SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

EVERGREENBANCORP, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	Fee not required.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TO OUR SHAREHOLDERS:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders of EvergreenBancorp, Inc. (the “Company”) that will be held on Thursday, April 17, 2003, at 301 Eastlake Avenue East, Seattle, Washington. An informal reception will be held at 5:30 p.m., and the meeting will begin at 6:30 p.m.

      Following is a formal notice of the meeting and a Proxy Statement that fully describes the business to be conducted.

      It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to promptly complete, date, sign, and return your Proxy in the return envelope provided. If you attend the meeting in person, you may revoke the Proxy and vote in person. If you hold your shares through an account at a brokerage firm, please following the instructions you receive from them to vote your shares.

Sincerely,

Gerald O. Hatler
President and Chief Executive Officer

March 25, 2003

Seattle, Washington

EVERGREENBANCORP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

on

April 17, 2003

       The 2003 Annual Meeting of Shareholders of EvergreenBancorp, Inc. (the “Company”) will be held at 301 Eastlake Avenue East, Seattle, Washington on Thursday, April 17, 2003. An informal reception is scheduled for 5:30 p.m., with the meeting to begin at 6:30 p.m., local time, for the following purposes:

1.	Election of Directors. To elect three directors to serve until the annual meeting of shareholders to be held in 2006. The Board has nominated current directors, Robert J. Grossman, Gerald O. Hatler, and Stan W. McNaughton each to serve a three year term.

2.	Amendment to Stock Option Plan. To vote on a proposed amendment to the 2000 EvergreenBancorp Stock Option Plan as described in the Proxy Statement.

3.	Ratification of Auditors. To ratify the appointment of Crowe, Chizek and Company LLP as the Company’s independent auditors for fiscal year 2003.

4.	Other Business. Any other business that may properly come before the meeting or any postponements or adjournments thereof.

      The Board of Directors is not aware of any other business to come before the meeting. Only shareholders of record at the close of business on March 18, 2003 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors

Gerald O. Hatler
President and Chief Executive Officer

March 25, 2003

Seattle, Washington

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, WE URGE YOU TO PROMPTLY VOTE AND RETURN YOUR PROXY WHICH WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT AT A BROKERAGE FIRM, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM THEM TO VOTE YOUR SHARES.

EVERGREENBANCORP, INC.

301 Eastlake Avenue East
Seattle, Washington 98109-5407
(206) 628-4250

PROXY STATEMENT

for the

2003 ANNUAL MEETING OF SHAREHOLDERS

       Meeting Information. This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 25, 2003, for use in connection with the Annual Meeting of Shareholders of the Company to be held on Thursday, April 17, 2003. In this Proxy Statement, the term “we” and “us” refers to EvergreenBancorp, Inc. or EvergreenBank where applicable.

      Purpose of the Meeting. The purpose of the meeting is: 1) to elect three persons to serve as directors of the Company; 2) to approve a proposed amendment to the 2000 Stock Option Plan; 3) to ratify the appointment of independent auditors; and 4) such other business as may properly come before the meeting.

      Solicitation of Proxies. The Board of Directors is soliciting Shareholder proxies, and we will pay the associated costs. Solicitation may be made by our directors and officers. Solicitation may be made through the mail, or by telephone, facsimile, or personal interview. It is not expected that compensation will be paid for the solicitation of proxies.

      Information Concerning Voting of Shares. If you were a Shareholder on March 18, 2003, you are entitled to vote at the Annual Meeting. There were approximately 1,076,625 shares of common stock outstanding on the Record Date. You are entitled to cast one vote for each share registered in your name upon any matter voted upon. Nominees for election of directors who receive the highest number of votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Other matters submitted for a vote are approved if the affirmative votes exceed the votes against.

      Quorum. The presence, in person or by proxy, of at least a majority of the outstanding shares entitled to vote at the Annual Meeting constitutes a quorum. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

      Voting of Proxies. Shares represented by properly executed proxies that are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, the persons named in the Proxy will vote the shares represented by the Proxy FOR the three director nominees listed in this Proxy Statement, FOR approval of the proposed amendment to the 2000 Stock Option Plan, and FOR ratification of the appointment of Crowe, Chizek and Company LLP as the Company’s independent auditors unless other directions are received prior to the Annual Meeting. Any proxy given by a Shareholder may be revoked before its exercise by (1) giving notice to us in writing, (2) delivering to us a subsequently dated proxy, or (3) notifying us at the Annual Meeting before the Shareholder vote is taken. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy.

      For the election of directors, abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominee. If a quorum is present, ratification of the selection of Crowe, Chizek and Company LLP as the Company’s independent auditors, approval of the amendment to the 2000 Stock Option Plan, and approval of all other matters that properly come before the meeting require that the votes cast in favor of such actions exceed the votes cast against such actions. Abstentions and broker non-votes will have the effect of neither a vote for nor a vote against such actions.

      Voting of Proxies by Beneficial Holder. If your shares are held by a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If you want to attend the Shareholder meeting and vote in person, you will need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 18, 2003, the Record Date.

PROPOSAL 1 — ELECTION OF DIRECTORS

General

      Our Restated Articles of Incorporation provide that the number of directors on the Board will be within a range of five to twenty-four and that the exact number of directors will be set forth in the Bylaws. Our Bylaws currently set the number of directors at nine and provide for staggered three-year terms. Directors of the Company also served as directors of its wholly owned subsidiary, EvergreenBank.

      During 2002, two of the Company’s long-time directors retired; Gladys M. Perry who served as a director since 1973, and Marceline Duncan who served as a director since 1982. In February 2003, the Board appointed Robert J. Grossman to fill the vacant position of retiring director, Gladys M. Perry. The Board is currently considering candidates to fill the vacant director position created by the retirement of Marceline Duncan on December 31, 2002. The Board has nominated for re-election current directors, Robert J. Grossman, Gerald O. Hatler, and Stan W. McNaughton each to serve a three-year term expiring in 2006. The nominees have consented to serve as directors of the Company if elected. If, at the time of the Annual Meeting, any of the nominees should refuse or become unable to serve, your Proxy will be voted for the person the Board designates to replace that nominee.

      Other nominations, if any, may be made only in accordance with the prior notice provisions contained in our Bylaws. These notice provisions require that a Shareholder provide us with written notice at least 30 days before the Annual Meeting.

Information With Respect To Nominees and Directors Whose Terms Continue

      The following table sets forth certain information with respect to the director-nominees and directors whose terms continue, including the name, age, principal occupation during the past five years, and the year first elected as a director.

Name, Age, and
Tenure as Director	Principal Occupation of Director During Last Five Years

Board Nominees With Term Expiring 2006:

Robert J. Grossman, 67 Since 2003	Independent Architectural Consultant; Retired Principal Architect, Director, President and Managing Principal of Seattle office of Northwest Architectural Company, P.S.
Gerald O. Hatler, 54 Since 1999	President and Chief Executive Officer, EvergreenBancorp, Inc. and EvergreenBank; Director, PEMCO Corporation and PEMCO Technology Services, Inc.; former Vice President and Market Area Manager, Wells Fargo Bank
Stan W. McNaughton, 52 Since 1998	Chairman, President and Chief Executive Officer, PEMCO Mutual Insurance Company, PEMCO Insurance Company and PEMCO Technology Services, Inc.; President, Chief Executive Officer and Director, PEMCO Corporation, PEMCO Life Insurance Company and Public Employees Insurance Agency, Inc.; Secretary, Treasurer and Director, PEMCO Foundation Inc.; Chairman, EvergreenBancorp, Inc. and EvergreenBank

Name, Age, and
Tenure as Director	Principal Occupation of Director During Last Five Years

Continuing Directors Whose Term Expires in 2004:
Carole J. Grisham, 53 Since 2000	Executive Director, IslandWood (formerly Puget Sound Environmental Learning Center); Associate Director, Pacific Science Center; Director, National Multiple Sclerosis Society, Greater Washington Chapter; Past Trustee, Girl Scouts of America, Seattle Council
J. Thomas Handy, 71 Since 1985	Real Estate Associate Broker, Coldwell Banker; Retired Manager, PACCAR Leasing Corporation; Director, Washington State Association of Realtors; Secretary, EvergreenBancorp, Inc. and EvergreenBank
Continuing Directors Whose Term Expires in 2005:
Richard W. Baldwin, 58 Since 2001	President and Chief Executive Officer of Baldwin Resource Group (BRG)
C. Don Filer, 78 Since 1976	Chief Executive Officer, C. Don Filer Insurance Agency Inc.; Vice President, Elliott Bay Marina Inc.; President, Premium Credit Corporation; President, Aero-Marine Corporation; Owner, Executive Associates; Manager, Horses Unlimited LLC; Manager, Desert Hills Equine Center LLC
Robert W. Howisey, 83 Since 1971	Retired Vice President, PEMCO Mutual Insurance Company and PEMCO Insurance Company; Retired President, PEMCO Corporation and PEMCO Life Insurance Company; Retired Vice President and Director, Public Employees Insurance Agency Inc.; President, Teachers Credit Company; Retired Chairman, EvergreenBank

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

THE ELECTION OF MESSRS. GROSSMAN, HATLER AND MCNAUGHTON
TO THE BOARD OF DIRECTORS.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors met 13 times during the fiscal year. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has established an Audit Committee and an Executive Committee to serve both the Company and the Bank. The Executive Committee also reviews matters relating to nominating directors and compensation of directors and officers. Each director attended at least 75 percent of the meetings of the Board and of the committees on which he or she served. The following table shows the membership of the various committees during the fiscal year.

Committee Membership

Name	Audit	Executive

Marceline Duncan	☑*	☑
C. Don Filer	☑	☑
Carole J. Grisham	☑
J. Thomas Handy		☑
Gerald O. Hatler		☑
Robert W. Howisey		☑
Stan W. McNaughton		☑*

*	Chairperson

      Executive Committee. In 2002, the Executive Committee was comprised of the Chief Executive Officer and five independent directors. Its primary function is supervisory control, and in that role, it reviews strategic plans and policy, has oversight of ongoing operations, and monitors performance. In this capacity, the Executive Committee, which also serves as the Bank’s Loan Committee, meets regularly twice a month. As Compensation and Nominating Committee, the Executive Committee reviews salary and incentive compensation for the Chief Executive Officer and certain other executive officers, and reviews and recommends to the full Board stock option grants under the Company’s 2000 Stock Option Plan. The Compensation and Nominating Committee also reviews and recommends to the full Board the compensation to be paid to directors, as well as nominations to the Board. During 2002, the Compensation and Nominating Committee met 4 times.

      Audit Committee. The Audit Committee is composed of three independent directors (as defined by the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission). During 2002 and early 2003, the Securities and Exchange Commission issued rules under the Sarbanes-Oxley Act of 2002 governing the role and membership standards of audit committees. The Audit Committee made revisions to its formal written charter to comply with the current rules and a copy of the revised Audit Committee Charter as approved by the Committee and adopted by the Board of Directors is attached as Appendix A to this Proxy Statement. As more fully described in the charter, the main function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by monitoring the integrity of the Company’s financial statements, and the Company’s compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the outside auditors performing or issuing an audit report, and approves the engagement and fees for all audit and non-audit functions, with the independent auditors reporting directly to the Audit Committee. The Audit Committee also monitors the Company’s procedures with respect to records and business practices, and the adequacy and implementation of internal and disclosure controls, including the financial reporting process, but management is responsible for developing and implementing such internal and disclosure controls. The Audit Committee held 8 meetings during the fiscal year 2002, 4 of which included executive sessions held outside the presence of management. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. Director J. Thomas Handy was appointed to the Audit Committee to fill the vacant position created by the retirement of director Marceline Duncan, and Carole J. Grisham was appointed to serve as Chair of the Committee effective January 1, 2003.

Compensation of Directors

      At present, the Company does not pay a separate fee to its Board of Directors; however, for the year 2002, directors of the Bank each received an annual fee of $7,500 for their services. The fees paid to directors are recommended by the Executive Committee and approved by the Board on an annual basis. In 2002, additional fees were not paid for participation in committees of the Board.

Directors’ Deferred Compensation Plan

      The Board of the Bank previously adopted a Directors’ Deferred Compensation Plan (“Directors’ DCP”) that is open to all non-employee directors on a completely voluntary basis.

      Under the Directors’ DCP, directors may elect to defer payment of some or all of their directors’ fees. Contributions are transferred to a recordkeeping account. The Bank will make distributions in accordance with individual elections. Directors are fully vested in their benefits under the Directors’ DCP at all times. Benefit payments from the Directors’ DCP are taxed as ordinary income in the year they are received by participants. The Bank will generally receive a deduction for the deferred directors’ fees at that time. ERISA’s and the Internal Revenue Code’s onerous tax-qualified plan rules generally do not apply to this plan.

Directors’ Options

      Options may be granted to our directors under the Company’s 2000 Stock Option Plan. The plan authorizes the Board, or a committee of the Board, to administer the plan (referred to as the “Plan Administrator”). The Plan Administrator has the authority to grant nonqualified stock options to directors and to determine the exercise price of options granted. The grants may be subject to a vesting schedule, as determined by the Plan Administrator. All options granted under the plan expire not more than 10 years from the date of grant. At the 2003 Annual Meeting, shareholders will be asked to approve an amendment to the plan to increase the number of shares available under the plan by 66,000. See “Proposal No. 2 — Amendment to 2000 Stock Option Plan.”

EXECUTIVE COMPENSATION

      The following table summarizes the compensation awarded or paid to the Company’s Chief Executive Officer and other officers of the Company and the Bank whose total compensation during the last fiscal year exceeded $100,000. The Bank pays all the compensation to these executive officers:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation

				Other Annual		All Other
Name and		Salary	Bonus	Compensation	Options	Compensation
Principal Position	Year	$(1)	$(2)	$(3)	#(4)	$(5)

Gerald O. Hatler,	2002	$216,845	$7,480	$0	5,750	$22,000
President and CEO	2001	196,732	7,170	0	7,500	20,500
of Company and Bank	2000	179,477	11,342	0	7,500	20,400
Dan W. Curtis,	2002	$100,000	$5,800	$0	575	$12,320
Sr. Vice-President of Bank	2001	99,067	6,252	0	1,500	12,577

(1)	Includes $12,199 and $13,111 paid pursuant to the Bank’s Executive Deferred Compensation Plan on behalf of Mr. Hatler for 2001 and 2002, respectively.

(2)	Includes bonuses earned during the year indicated but paid in a subsequent year; does not include bonuses earned in a subsequent year and paid in the year indicated.

(3)	Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs of providing such benefits to any individual executive officer during the year ended December 31, 2002 did not exceed the lesser of $50,000 or 10 percent of the total of annual salary and bonus reported for the individual.

(4)	Reflects the 3-for-2 stock split effective July 1, 2001 and 15% stock dividend as of July 8, 2002.

(5)	Represents contributions to 401(k) Plan paid by the Company during 2002.

EQUITY COMPENSATION PLAN INFORMATION

      We currently maintain one compensation plan that provides for the issuance of the Company’s common stock to officers and other employees, directors and independent contractors. The Company’s 2000 Stock Option Plan was approved by shareholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the plan as of December 31, 2002:

Number of shares
remaining available
for future issuance
	Number of shares to	Weighted-average	under equity
	be issued upon	exercise price of	compensation plans
	exercise of	outstanding	(excluding shares
	outstanding options,	options, warrants	reflected in
	warrants and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by shareholders(1)	78,276	$13.22	34,079
Equity compensation plans not approved by shareholders	N/A	N/A	N/A

Total	78,276	$13.22	34,079

(1) Consists of shares that are outstanding, and shares available for future issuance, under the stock option plan. The material features of the plan are described below.

Stock Options

      Option Grants. The following table sets forth certain information concerning individual grants of stock options under the Company’s 2000 Stock Option Plan to the named executive officers during the year ended December 31, 2002.

Option/ SAR Grants In Last Year

					Potential Realizable
					Value at Assumed
	Individual Grants				Annual Rates of Stock
					Price Appreciation for
		% of Total			Option Term(1)
	Options	Options	Exercise
	Granted	Granted to	Price	Expiration	5%	10%
Name	#(2)	Employees	$	Date	$	$

Gerald O. Hatler	5,750	28%	$14.6957	5/16/12	$53,142	$134,672
Dan W. Curtis	575	3%	14.6957	3/21/12	5,314	13,467

(1)	The potential realizable value is based on the assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the 10 year option term. These numbers are calculated based on the requirements of applicable rules and do not reflect the Company’s estimate of future stock price performance.

(2)	The 2000 Stock Option Plan is administered by the Board or a committee (“Plan Administrator”) thereof that determines to whom options are granted, as well as the number of shares and the exercise price. Incentive stock options are granted at the fair market value, vest over a period of time, and are exercisable for 10 years. Options may be exercised for a period of three months following termination of employment and for one year following death or permanent and total disability. The options granted and the exercise price above reflect the result of the July 2001 3-for-2 stock split and the July 2002 15% stock dividend

      Option Exercises. The following table sets forth certain information concerning the exercise of stock options under the Company’s 2000 Stock Option Plan by the named executive officers during the year and stock options held at December 31, 2002.

Aggregated Option Exercises In Last Fiscal Year

and Year End Option Values

	Shares		Number of		Value of Unexercised
	Acquired	Value	Unexercised Options		In-the-Money Options
	on Exercise	Realized	at Year End		at Year End
Name	#(1)	$(2)	#(1)		$(3)

			Exercisable	Unexercisable	Exercisable	Unexercisable
Gerald O. Hatler	0	0	5,173	17,251	$14,932	$37,125
Dan W. Curtis	0	0	1,725	4,025	5,030	9,915

(1)	The number of shares acquired on exercise and the number of unexercised options at year end have been adjusted to reflect the July 2001 3-for-2 stock split effective and the July 2002 15% stock dividend.

(2)	The value realized as shown represents the difference between the fair market value of the stock on the date of exercise and the exercise price of the option.

(3)	On December 31, 2002, the closing price of Bank stock was $15.50. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be “in-the-money” and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

Executive Deferred Compensation Plan

      Executives of the Company may participate in an Executive Deferred Compensation Plan adopted by the Bank in 1998 (“Executive DCP”). Participants may elect to defer payment of up to 20 percent of their salary and bonus. In addition, we will contribute the amount, if any, that the executives cannot receive under the 401(k) Plan because of the deferral limitations under IRS regulations. Employer contributions will be subject to the same vesting schedule as under the 401(k) Plan. Contributions are transferred to an employer recordkeeping account. Distributions will be made in accordance with individual elections. Participants are fully vested in their portion of contributions under the Executive DCP at all times.

      Benefits under the Executive DCP will be taxed to participants as they receive them after termination of employment. The Bank will receive a deduction for its contributions generally at that time. ERISA’s and Internal Revenue Code’s onerous tax-qualified plan rules generally do not apply to this plan.

Incentive Compensation Plans

      We have adopted incentive compensation plans to provide bonuses for eligible employees. Under the compensation plans, participants receive additional compensation based on the levels of profitability and employees’ individual goals.

401(k) Plan

      We participate in a multi-employer defined contribution retirement plan (“401(k) Plan”) that qualifies for special tax treatment under Section 401(k) of the Internal Revenue Code and covers all employees. The 401(k) Plan allows for tax-deferred employee contributions up to IRS maximum limits. For eligible employees, the Bank will match 200 percent of the first 6 percent of the employee contribution. Employee elective contributions are 100 percent vested at all times. Matching and discretionary contributions vest 20 percent after two years and are 100 percent vested within five years of employment, after which the employee is fully vested in all contributions.

      As a result of the tax qualification of the 401(k) Plan, employees are not subject to federal or state income taxation on the employee elective contributions, contributions or earnings thereon until those amounts are distributed from the 401(k) Plan, although we continue to receive a compensation expense deduction for compensation paid.

Stock Option Plans

      In April of 2000, the shareholders of the Bank adopted the 2000 Stock Option Plan, as subsequently adopted by the Company as a result of the holding company formation (the “2000 Plan”). The 2000 Plan currently provides for the grant of options to purchase up to 113,850 (adjusted for the July 2001 stock split and July 2002 stock dividend) shares of common stock. Approximately 34,079 shares of common stock remain available for future grant under the 2000 Plan. Accordingly, at the 2003 Annual Meeting, shareholders will be asked to approve an amendment to the 2000 Plan to increase the number of shares available under the plan by 66,000. See “Proposal No. 2 — Amendment to 2000 Stock Option Plan.”

Executive Compensation Interlocks and Insider Participation

      Gerald O. Hatler, the President and Chief Executive Officer of the Company and the Bank, serves as a member of the Executive Committee, which also acts as the Compensation Committee. Mr. Hatler does not vote on any matter affecting compensation paid or awarded to him. Mr. Hatler also serves as a director of PEMCO Corporation and PEMCO Technology Services, Inc. Stan W. McNaughton, who is the Chairman of the Company and the Bank and is Chairman of the Executive Committee, is also the Chairman, President and Chief Executive Officer of PEMCO Corporation, PEMCO Insurance Company, PEMCO Life Insurance Company, PEMCO Mutual Insurance Company and PEMCO Technology Services, Inc., and Public Employees Insurance Agency, Inc., and is a director and Secretary/ Treasurer of PEMCO Foundation, Inc.

REPORT OF EXECUTIVE COMPENSATION COMMITTEE

      The following is a report of the members of the Executive Compensation Committee of the Board of Directors (the “Committee”) who are responsible for establishing and administering the Bank’s Executive Compensation Program. The following report includes specific matters relating to compensation during the year 2002.

      Compensation Philosophy and Objectives. The philosophy underlying the development and administration of the Company’s annual and long-term compensation plans is the alignment of the interests of executive management with those of the shareholders. Key elements of this philosophy are:

•	Establish compensation plans which deliver pay commensurate with the Company’s performance, as measured by operating, financial, and strategic objectives;

•	Provide significant equity-based incentives for executives to ensure that they are motivated over the long-term to respond to the Company’s business challenges and opportunities as owners rather than just as employees; and

•	Reward executives if shareholders receive an above-average return on their investment over the long-term.

      Components of executive compensation include base salaries, annual incentive bonuses, and stock options. The objective for computing executive base salaries is to structure salaries that are competitive within the marketplace. An incentive bonus is the vehicle by which Company executives can earn additional compensation depending on individual and Company performance relative to certain annual objectives. The Company’s objectives are a combination of operating, financial and strategic goals that are considered to be critical to the Company’s fundamental goal of building Shareholder value. The current long-term incentive programs consist of an incentive bonus plan and the Company’s 2000 Stock Option Plan.

      Annual Incentive Bonuses. The Committee determines the Chief Executive Officer’s annual cash bonus based on performance objectives, such as those described above. Executive bonuses for 2002 were determined by the Committee based on achievement of individual performance goals. Based on the achievement of these goals, the Chief Executive Officer received a bonus of $6,930 for fiscal year 2002.

      Options. Our long-term incentive program includes the Company’s 2000 Stock Option Plan. The Committee believes that stock options are an essential element of executive compensation because they focus management’s attention on shareholder interests. The Committee uses stock options to encourage executive officers and other key employees to increase shareholder value. Options granted in 2002 have a term of 10 years. Options are granted based on the fair market value of the common stock on the date of the grant and vest at a rate of 20 percent per annum over 5 years. Executives receive value from these grants if strategic goals are achieved and our common stock appreciates. Stock options granted to key officers in 2002 were based upon individual performance and the executive’s potential.

Executive Compensation Committee Members

Stan W. McNaughton (Chair)
J. Thomas Handy
Robert W. Howisey
C. Don Filer
Gerald O. Hatler (President and
Chief Executive Officer)

REPORT OF AUDIT COMMITTEE

      The Audit Committee consists of the directors listed below. As part of its responsibilities, the Audit Committee has met and held discussions with management and the Company’s independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants, including those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Our independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed that firm’s independence with representatives of the firm.

      Based on the Audit Committee’s review of the audited consolidated financial statements and its various discussions with management and the independent auditors noted above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission (“SEC”).

Audit Committee Members

Carole J. Grisham, Chair
C. Don Filer
J. Thomas Handy

AUDITORS

      As previously disclosed on the Company’s Current Report Form 8-K filed on November 15, 2002, and consistent with the Securities and Exchange Commission rules then in effect, the Audit Committee approved for recommendation to the Board a change in auditors. On November 13, 2002, the Board of Directors approved the Audit Committee’s recommendation of Crowe, Chizek and Company LLP (“Crowe Chizek”)

to serve as the Company’s independent public accountants, replacing John L. O’Brien & Company, PLLC (“O’Brien”) effective November 14, 2002, as the Company’s independent public accountants.

      O’Brien performed audits of the consolidated financial statements for the two years ended December 31, 2001 and 2000. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the two years ended December 31, 2001 and 2000 and from December 31, 2001 through November 14, 2002, the effective date of dismissal, there have been no disagreements between the Company and O’Brien on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused O’Brien to make reference to the subject matter of such disagreements in connection with its report.

      During the two years ended December 31, 2001 and 2000, and from December 31, 2001 through November 14, 2002, O’Brien did not advise the Company of any of the following matters:

1. That the internal controls necessary for the Company to develop reliable financial statements did not exist;

2. That information had come to O’Brien’s attention that had led it to no longer be able to rely on management’s representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Company, or that information had come to O’Brien’s attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management’s representation or be associated with the Company’s financial statements and that, due to its termination, O’Brien did not so expand the scope of its audit or conduct such further investigation; or

4. That information had come to O’Brien’s attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and that, due to O’Brien’s termination, or for any other reason, the issue has not been resolved to O’Brien’s satisfaction prior to its termination.

      During the two years ended December 31, 2001 and 2000 and from December 31, 2001 through the engagement of Crowe Chizek as the Company’s independent accountant, neither the Company nor anyone on its behalf had consulted Crowe Chizek with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item.

      O’Brien furnished a letter to the SEC dated November 14, 2002, attached as Appendix B to this Proxy Statement, stating that it agrees with the above statements.

      Fees Paid to Independent Auditors. During the fiscal year ended December 31, 2002, fees billed to the Company by John L. O’Brien & Company, PLLC, our independent auditors through November 14, 2002, and by Crowe, Chizek and Company, LLP consisted of the following:

Audit Fees:	$38,470
Financial Information Systems Design and Implementation Fees	0
All Other Fees:
Audit-Related Fees	2,100
Tax Fees	4,300

      For the fiscal year 2002, the Audit Committee considered the services provided by John L. O’Brien & Company, PLLC and Crowe, Chizek and Company LLP and determined that they were compatible with maintaining the independence of each firm.

STOCK PERFORMANCE GRAPH

      The following line graph compares the total cumulative Shareholder return on the Company’s Common Stock (formerly EvergreenBank common stock before the reorganization effective June 20, 2001), based on quarterly reinvestment of all dividends, to the cumulative total returns of the Standard & Poor’s S&P Composite 500 Index and the Nasdaq Banking Index.

Total Return Performance

Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

EvergreenBancorp, Inc.	100.00	101.49	101.88	109.90	128.80	137.29
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
NASDAQ Bank Index*	100.00	99.36	95.51	108.95	117.97	120.61

SECURITY OWNERSHIP

Directors and Executive Officers

      The following table provides, as of January 31, 2003, the amount of Company common stock beneficially held by (a) each director nominee; (b) the executive officers named in the Summary Compensation Table; and (c) all of the Company’s directors and executive officers as a group. Beneficial ownership is a technical term broadly defined under applicable securities laws to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are currently exercisable or become exercisable within 60 days. Except as noted below, each holder has sole voting and investment power for all shares shown as beneficially owned.

Name	Position with Company	Number(1)(2)		Percentage

Gerald O. Hatler	Director, President and CEO	8,633		*
Stan W. McNaughton	Chairman	62,685	(3)	5.83%
Richard W. Baldwin	Director	702		*
C. Don Filer	Director	15,250		1.42%
Carole J. Grisham	Director	660		*
Robert J. Grossman	Director	0		*
J. Thomas Handy	Director	9,583		*
Robert W. Howisey	Director	42,532		3.96%
Dan W. Curtis	Senior Vice President, EvergreenBank	2,472		*
Directors and executive officers as a group (14 persons)		142,517		13.23%

*	Represents less than 1% of the Company’s outstanding common stock.

(1)	Reflects the 3-for-2 stock split effective July 1, 2001 and 15% stock dividend as of July 8, 2002.

(2)	Includes shares granted under the 2000 Plan that are exercisable within 60 days as follows: 6,598 shares for Mr. Hatler, 484 shares for Mr. Handy, 574 shares each for Messrs. Baldwin, Filer, Howisey and McNaughton, 574 shares for Ms. Grisham and 2,300 shares for Mr. Curtis.

(3)	Includes 37,950 shares of common stock owned by PEMCO Mutual Insurance Company and 17,250 shares of common stock owned by its wholly owned subsidiary, PEMCO Insurance Company, of which companies Mr. McNaughton serves as an officer and Chairman. Mr. McNaughton disclaims beneficial ownership of these shares.

      The following table provides as of December 31, 2002, the amount of stock beneficially held by persons or entities known to the Company to beneficially own more than five percent of the Company’s common stock:

Beneficial Owner

Shares and Percentage
of Common Stock
Name and Address of 5% Shareholder	Beneficially Owned(1)

Clara McNaughton	71,287
16109 Evanston Avenue N. Shoreline, Washington	(6.64%)
PEMCO Mutual Insurance Company	55,200 (2)
325 Eastlake Avenue East Seattle, Washington	(5.14%)

(1)	Share amounts reflect the 3-for-2 stock split effective July 1, 2001 and 15% stock dividend as of July 8, 2002.

(2)	Includes 17,250 shares of stock owned by its wholly-owned subsidiary, PEMCO Insurance Company.

Executive Officers

      The following table sets forth information with respect to the executive officers who are not directors or nominees for directors or named executive officers of the Company.

Name and Age	Relationship with the Company and Business Experience During the Last Five Years

Valerie K. Blake, 53	Senior Vice President, EvergreenBank
Dan W. Curtis, 57	Senior Vice President, EvergreenBank
William G. Filer II, 51	Senior Vice President and Chief Financial Officer, EvergreenBancorp, Inc. and EvergreenBank
Susan L. Gates, 47	Executive Vice President and Chief Credit Officer of EvergreenBank; former Senior Vice President and Senior Credit Officer, Key Bank of Washington
Michelle P. Worden, 41	Senior Vice President, EvergreenBank

      C. Don Filer, who serves as a director of the Company and Bank, is the uncle of William G. Filer II, the Senior Vice President and Chief Financial Officer of the Company and Bank.

TRANSACTIONS WITH MANAGEMENT

      Various of our directors and officers, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Company or the Bank during 2002 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not, in the opinion of management, involve more than the normal risk of collectibility nor present other unfavorable features.

      During 2002, we contracted with PEMCO Corporation, PEMCO Mutual Insurance Company, and PEMCO Technology Services, Inc. for data processing services and lease of furniture, fixtures, and equipment. Those companies were compensated at rates customary for such services and leases as follows: $356,000 and $27,500, respectively.

      The Bank’s Seattle office premises, located at 301 Eastlake Avenue E., Seattle and its Lynnwood branch office premises, located at 2502 196th Street SW, Lynnwood are leased from PEMCO Mutual Insurance Company, of which Mr. McNaughton is the Chairman, President, and Chief Executive Officer. The current lease payments are $28,775 and $8,043, respectively, per month. The leases are renewable as negotiated between the parties, with the current leases expiring March 31, 2003 and March 31, 2007, respectively. We consider the rent and the terms and conditions of the lease agreements with PEMCO Mutual Insurance Company to be fair and substantially the same or better than the terms and conditions of leases prevailing for comparable arms-length transactions.

COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, (“Section 16(a)”) requires that our executive officers and directors and all persons who beneficially own more than 10 percent of our common stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of Company stock. We have adopted procedures to assist our directors and executive officers in complying with the Section 16(a) filings.

      Based solely upon our review of the copies of the filings which we received with respect to the fiscal year ended December 31, 2002, or written representations from certain reporting persons, we believe that all reporting persons made all filings required by Section 16(a) on a timely basis, except that one purchase transaction by Mr. Hatler was not reported on a timely-filed Form 4, but such transaction was subsequently reported on Form 4, and all transactions are reflected in this Proxy Statement.

PROPOSAL NO. 2 — AMENDMENT TO 2000 STOCK OPTION PLAN

      At the Annual Meeting, the shareholders are being asked to approve an amendment to the Company’s 2000 Stock Option Plan (“the 2000 Plan”) to increase the number of shares of common stock authorized for issuance under the plan by 66,000 shares, bringing the total number of shares authorized for issuance under the 2000 Plan to 179,850 (as adjusted for all stock splits and stock dividends).

      The proposed amendment was approved by the Board of Directors on March 23, 2003, subject to approval of the Company’s shareholders. The adoption of the 2000 Plan was approved by the shareholders at the 2000 Annual Meeting of Shareholders held on April 20, 2000. As described in “Equity Compensation Plan Information — Stock Option Plans,” as of the Record Date, options to purchase an aggregate of 78,276 were outstanding and 34,079 were available for future grant.

      In 2002, the Board of Directors granted options to purchase 20,700 shares of common stock under the 2000 Plan. The Board of Directors believes that the stock options are essential to attract and retain the services of individuals who are likely to make significant contributions to the Company’s success, to encourage ownership of the Company’s common stock by employees and directors of the Company and to promote the Company’s success by providing both rewards for exceptional performance and long-term incentives for future contributions. The Board of Directors believes that an increase in the number of authorized shares available under the plan is necessary in order to ensure shares available for future grants as the Company continues to grow its business.

      The material features of the 2000 Plan are summarized below. A copy of the full text of the 2000 Plan will be provided to any shareholder on request to the Company, Attn: Denice Town.

      Participants. Selected employees, officers and directors of the Company and the Bank are eligible to participate in the 2000 Plan.

      Administration of the Plan. The 2000 Plan is administered by the Board of Directors (or a Committee appointed by the Board) (“Plan Administrator”). If approved, the amendment will allow stock options to be granted in any combinations up to 179,850 shares of common stock, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of the Company. The 2000 Plan provides for the issuance of options that qualify as “incentive stock options” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options (“NQSO”).

      Term of Plan. The 2000 Plan will expire in the year 2010. The Board of Directors has the authority to terminate the 2000 Plan at any time. The 2000 Plan may subsequently be amended by the Board of Directors without shareholder approval, except that no such amendment may (i) increase the number of shares of common stock that may be issued pursuant to the 2000 Plan, or (ii) change the class of employees who may be granted options, without shareholder approval.

      Grant and Price of Options. The Plan Administrator will determine the terms and conditions of the options granted under the 2000 Plan, including the price, the date or conditions upon which the options become exercisable and the termination date (subject to the terms of the plan).

      The 2000 Plan provides that the exercise price of an ISO may not be less than the fair market value of the common stock at the date the option is granted, and in some cases must be at least 110% of such fair market value. No option may in any event be exercisable more than ten years from the date of the grant of such option, and under certain circumstances ISOs may not be exercisable more than five years from the date of grant. The exercise price of an NQSO is determined by the Plan Administrator.

      Federal Tax Treatment. The 2000 Plan provides for the issuance of options that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. Holders of incentive stock options incur no tax (and the Company is not entitled to a deduction) on the grant or exercise of such options. When stock received upon exercise of an ISO is sold, the holder incurs tax at capital gain rates, so long as the date of the sale is at least two years from the date the options were issued and one year from the date the options were exercised. In order to qualify under Section 422, ISOs are subject to a number of restrictions, including the following: (i) the option price may not be less than the fair market value of the stock at the time the option is granted, and (ii) the aggregate fair market value of the stock for which an employee’s ISOs first become exercisable in any year may not exceed $100,000.

      Holders of NQSOs recognize income subject to federal income tax on the date of exercise of such option. The holder is taxed on the difference between (i) the fair market value of the stock subject to the option, and (ii) the option exercise price, as measured at the date of exercise. The income is taxable at ordinary income rates and is deductible by the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE FOR THE AMENDMENT AS PROPOSED.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors requests that the shareholders ratify the appointment of independent certified public accountants, Crowe, Chizek and Company LLP to serve as the Company’s independent auditors for the fiscal year 2003. Crowe, Chizek and Company LLP audited the consolidated financial statements of the Company for fiscal year 2002. A representative of Crowe, Chizek and Company, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if desired and will also be available to respond to appropriate shareholder questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE

RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE
INDEPENDENT AUDITORS OF THE COMPANY.

OTHER BUSINESS

      The Board knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their best judgment on such matters.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Secretary of the Company before November 26, 2003, for inclusion in the 2004 Proxy Statement and form of proxy. A Shareholder who intends to present a proposal at the Company’s Annual Meeting in 2004, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Company notice of such intention by at least February 9, 2004 or the persons named as proxies in the form of proxy will have discretionary authority at the 2004 Annual Meeting with respect to any such proposal without discussion of the matter in the Company’s Proxy Statement.

AVAILABLE INFORMATION

      The Company currently files periodic reports and other information with the Securities and Exchange Commission (“SEC”). Such information and reports may be read and copied at the SEC’s Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and information filed by the Company electronically will be available on an Internet site that the SEC maintains at http://www.sec.gov.

ANNUAL REPORT TO SHAREHOLDERS

      Any Shareholder may obtain without charge a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 for the year ended December 31, 2002, including financial statements. Written requests for the Form 10-K should be addressed to William G. Filer II, Senior Vice President and Chief Financial Officer, EvergreenBancorp, Inc., 301 Eastlake Avenue East, Seattle, Washington 98109-5407.

BY ORDER OF THE BOARD OF DIRECTORS

Gerald O. Hatler
President and Chief Executive Officer

March 25, 2003

APPENDIX “A”

EVERGREENBANCORP, INC.

AUDIT COMMITTEE CHARTER

A.	The Audit Committee is appointed by the Board of Directors of EvergreenBancorp, Inc. (the “Company”) to assist the Board of Directors in monitoring (a) the integrity of the financial statements of the Company, (b) the compliance by the Company with applicable legal and regulatory requirements and (c) the independence and performance of the Company’s internal and external auditors.

B.	The members of the Audit Committee will meet the independence and financial experience requirements of the Nasdaq Stock Market, Inc. (“Nasdaq”) and the Securities and Exchange Commission (“SEC”), as such requirements may be modified or supplemented from time to time. In that regard, the SEC has recently adopted rules requiring disclosure of whether an audit committee has at least one “audit committee financial expert” within the meaning of rules promulgated under the Sarbanes-Oxley Act of 2002. This disclosure will be required in the Company’s annual reports for fiscal years ending after December 15, 2003. The Audit Committee will use its best efforts, in cooperation with the Board of Directors, to add a member who meets the criteria of an “audit committee financial expert,” if no current member of the Audit Committee meets such criteria. The members of the Audit Committee will be appointed by the Board of Directors on the recommendation of the Nominating Committee.

C.	The Audit Committee will have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee will determine the appropriate funding necessary to compensate any advisors to the Audit Committee, and will work with the Board of Directors as a whole to ensure that such funds are provided pursuant to the Company’s responsibility to do so. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

D.	The Audit Committee will make regular reports to the Board of Directors.

E.	While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with applicable laws and regulations.

F.     The Audit Committee shall:

1.	Be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The Company’s independent auditors will report directly to the Audit Committee.

2.	Pre-approve all auditing services and permissible non-audit services to be provided to the Company by the Company’s independent auditors, except for certain de minimus services as defined in the Sarbanes-Oxley Act of 2002.

3.	Maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding financial statements, disclosures, accounting, internal controls, or auditing matters, and the confidential, anonymous submission by employees of the Company regarding the same.

4.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

5.	Review the annual audited financial statements with the Company’s management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

6.	Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

7.	Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Forms 10-Q.

8.	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

9.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

10.	Review and approve the fees to be paid to the independent auditor, and otherwise be responsible for the compensation of such auditor. In such regard, the Audit Committee will determine the appropriate funding necessary to compensate any accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, and will work with the Board of Directors as a whole to ensure that such funds are provided pursuant to the Company’s responsibility to do so.

11.	Receive periodic reports from the independent auditor regarding the auditor’s independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board of Directors take appropriate action to oversee the independence of the auditor.

12.	Evaluate together with the Board of Directors the performance of the independent auditor and, when deemed appropriate by the Audit Committee, replace the independent auditor.

13.	Review the appointment and replacement of the senior internal auditing executive.

14.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

15.	Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

16.	Obtain from the independent auditor assurance that the procedures and evaluation required by Section 10A(a)(1)-(3) of the Securities Exchange Act of 1934 have not resulted in the identification of any matters that would require investigation and a report to management pursuant to Section 10A(b).

17.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company’s subsidiary entities are in conformity with applicable legal requirements.

18.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

19.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

i.	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

ii.	Any changes required in the planned scope of the internal audit.

iii.	The internal audit department responsibilities, budget and staffing.

20.	Prepare the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual Proxy Statement.

21.	Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

22.	Review with the Company’s general counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

23.	Meet at least annually with the chief financial officer, the senior internal auditing executive, the Company’s general counsel, and the independent auditor in separate executive sessions.

(Rev. 2/20/2003)

APPENDIX “B”

November 14, 2002

Office of the Chief Accountant

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Dear Sir/ Madam:

      We have read Item 4 included in the Form 8-K dated November 14, 2002 of EvergreenBancorp, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ JOHN L. O’BRIEN & COMPANY, PLLC

John L. O’Brien & Company, PLLC

JLOB:jcd

cc:	William G. Filer II,

Senior Vice President and
Chief Financial Officer
EvergreenBancorp, Inc.

B-1

PROXY
EVERGREENBANCORP, INC.
PLEASE SIGN AND RETURN IMMEDIATELY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dan Curtis, C. Don Filer and Robert W. Howisey, and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of EvergreenBancorp, Inc. (the “Company”) held of record by the undersigned on March 18, 2003, at the annual meeting of shareholders to be held April 17, 2003, or any adjournment of such Meeting.

PROPOSAL NO. 1:	ELECTION OF DIRECTORS

A.	I vote FOR all nominees listed below (except as marked to the contrary below)	☐	B.	I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below	☐

Stan W. McNaughton	Gerald O. Hatler	Robert J. Grossman

PROPOSAL NO. 2: (Check one box only)	AMENDMENT TO INCREASE SHARES AUTHORIZED UNDER 2000 STOCK OPTION PLAN ☐ FOR approval of amendment to plan. ☐ AGAINST approval of amendment to plan. ☐ ABSTAIN

(Over, please)

PROPOSAL NO. 3:	RATIFICATION OF APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2003
(Check one box only)

☐ FOR	☐ AGAINST	☐ ABSTAIN

WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR THE APPROVAL OF PROPOSAL NO. 2, AND FOR THE APPROVAL OF PROPOSAL NO. 3.

     Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

The Board of Directors recommends a vote “FOR” the proposals listed above.

Signature	Date

Signature	Date

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.